AMANA MUTUAL FUNDS TRUST

Amana Income Fund
Amana Growth Fund
Amana Developing World Fund
Amana Participation Fund
(each, a "Fund")

Supplement dated December 22, 2017, to the Prospectus of Amana Mutual Funds Trust dated September 21, 2017, as amended (the "Prospectus").

The first paragraph under the heading "Investment Adviser" on page 19 is deleted in its entirety and replaced with the following paragraph:

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Trust's investment adviser and administrator ("adviser"). The adviser's wholly-owned subsidiary, Saturna Brokerage Services, Inc., is the Trust's distributor. Founded in 1989, Saturna Capital Corporation has approximately $3.7 billion in assets under management. It is also the adviser to Saturna Investment Trust and to separately managed accounts. Prior to January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each paid an advisory and administration fee of 0.95% on the first $500 million of a Fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. Beginning January 1, 2018, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay a lower advisory and administration fee of 0.85% on the first $1 billion of a Fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% of the Fund's average daily net assets. For the fiscal year ended May 31, 2017, these fees amounted to 0.86% for the Income Fund, 0.84% for the Growth Fund, 0.95% for the Developing World Fund, and 0.50% for the Participation Fund. A discussion regarding the basis for the Board of Trustee's renewal of the advisory contracts is available in the Trust's Semi-Annual Report which covers the six months ending November 30, and is published each January.

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YOU SHOULD RETAIN THIS SUPPLEMENT
WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

AMANA MUTUAL FUNDS TRUST

Amana Income Fund
Amana Growth Fund
Amana Developing World Fund
Amana Participation Fund
(each, a "Fund")

Supplement dated December 22, 2017, to the Statement of Additional Information of Amana Mutual Funds Trust dated September 21, 2017, as amended (the "SAI").

The first paragraph under the sub-heading "Advisory Fee" on page 15 is deleted in its entirety and replaced with the following paragraph:

Under their Advisory and Administration Agreements, each Fund, other than the Participation Fund, paid the adviser an advisory and administration fee of 0.95% annually of average daily net assets. Additionally, prior to January 1, 2018, the adviser had contractually undertaken to modify each Fund's (other than the Participation Fund) advisory and administration fee to: 0.95% on the first $500 million of the Fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. Beginning January 1, 2018, the adviser has contractually undertaken to lower the advisory and administration fee of Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund to: 0.85% on the first $1 billion of a Fund's average daily net assets, 0.75% on the next $1 billion, and 0.65% on assets over $2 billion. This undertaking may not be rescinded without the approval of the Board of Trustees. Under the Advisory and Administration Agreement for the Participation Fund, the Fund pays the adviser an advisory and administration fee of 0.50% annually of the average daily net assets. The adviser, at its own expense and without additional cost to the Funds, furnishes office space, office facilities and equipment, personnel (including executive officers), and clerical and bookkeeping services required to conduct the Funds' business.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.